                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  March 8, 2000
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                              CROWN VANTAGE INC.
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            (Exact name of registrant as specified in its charter)


         Virginia                      1-13868                   54-1752384
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


         300 Lakeside Drive, Oakland CA                          94612-3592
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (510) 874-3400
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

See exhibit 99.1 for copy of news release.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits


     Exhibit No.                                Description
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       99.1 Agreement announced March 1, 2000, with a new third party lender with respect to additional financing through the Company's current bank credit agreement has not been consummated as a result of the prospective lender's due diligence.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CROWN VANTAGE INC.


March 10, 2000                   /s/ Michael J. Hunter
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                                                  Michael J. Hunter
                                 Senior Vice President, Chief Accounting Officer